AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


THIS AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, made and entered into as of the 31st day of May, 1996, by and between PM RESOURCES, INC., a Missouri corporation and ZEMA CORPORATION, a Delaware corporation ("Borrowers") and FIRST BANK, a Missouri state banking corporation ("Bank").

                                   WITNESSETH:

WHEREAS, Borrowers heretofore jointly and severally executed and delivered to Bank a Revolving Credit Note dated July 14, 1995, in the principal amount of up to Six Million Nine Hundred Thousand Dollars ($6,900,000.00), payable to the order of Bank as therein set forth (the "Note"); and

WHEREAS,  the Note is  described  in a Amended  and  Restated  Revolving  Credit
Agreement dated July 14, 1995 (as amended, the "Loan Agreement") between Borrowers and Bank; and

WHEREAS, Borrowers and Bank desire to amend the Loan Agreement and the Note to extend the term thereof and to make certain other amendments thereto on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual provisions and agreements hereinafter set forth, the parties hereto do hereby mutually promise and agree as follows:

1. The Note shall be amended and restated in the form of that certain Revolving Credit Note attached hereto as Exhibit C, to extend the maturity thereof to December 31, 1997 and to make certain amendments as set forth therein. All references in the Loan Agreement to the "Note," the "Revolving Credit Note" and other references of similar import shall hereafter be amended and deemed to refer to the Note in the form of the Revolving Credit Note, as amended and restated in the form attached hereto as Exhibit C.

     2. The first paragraph beginning with the word "WHEREAS" on the first page of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           WHEREAS, Borrowers have applied for a joint and several revolving credit loan from Bank in an aggregate principal amount of up to Six Million Nine Hundred Thousand Dollars ($6,900,000.00) for a period of time up to and including December 31, 1997, as extended thereafter in Bank's discretion for subsequent one year periods, One Million Six Hundred Thousand Dollars ($1,600,000.00) of which shall be subject to a Borrowing Base (as set forth herein) ("Facility A"), and the remaining Five Million Three

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         Hundred Thousand Dollars  ($5,300,000.00)  of which shall be a reducing revolving credit line from Bank ("Facility B"); and

3. Section 1 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           The "Term" of this Agreement shall commence on the date hereof and shall end on December 31, 1997, unless earlier terminated upon the occurrence of an Event of Default under this Agreement, or unless subsequently extended by Bank, in its sole discretion and without obligation to do so, pursuant to the terms of
         Section 3.9 herein.

4. Section 3.9 of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           3.9 Maturity. All Loans not paid prior to December 31, 1997, together with all accrued and unpaid interest thereon, shall be due and payable on December 31, 1997 (as from time to time extended, if any, pursuant to this Section, the "Maturity Date"); provided, however, that in the event Bank, in its sole and absolute discretion, shall deliver to Borrowers a written notice signed by Bank on or before the date one year prior to the then current Maturity Date (and prior to any subsequent Maturity Date thereafter if extended under this Section 3.9) of Bank's intention to extend the term of this Agreement for an additional year, then the Maturity Date of this Agreement shall be extended for a period of one additional year following the then current Maturity Date. Following any such extension of the Maturity Date by Bank, all of the outstanding principal and all accrued and unpaid interest, fees and other amounts due under this Agreement and the Note shall be due and payable on such new Maturity Date, unless it is again extended by Bank, in its sole and absolute discretion, under the foregoing sentence.

5. Section 7.1(i)(i) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           (i) Maintain a ratio of Indebtedness (determined on a consolidated basis for Borrowers and all of their respective Consolidated Subsidiaries and in accordance with Generally Accepted Accounting Principles consistently applied, but excluding Subordinated
         Debt) to Consolidated Tangible Net Worth of not more than 3.75 to 1.0 at all times up to and including May 31, 1996, of not more than 3.25 to
         1.0 at all times from June 1, 1996 up to and including October 31, 1996, of not more than 2.75 to 1.0 at all times from November

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         1, 1996 up to and including June 30, 1997, and of not more than 2.25 to
         1.0 at all times thereafter during the Term hereof;

6. Section 7.1(i)(iv) of the Loan Agreement shall be deleted in its entirety and in its place shall be substituted the following:

                           (iv) Maintain at all times a ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth of not more than 2.50 to
         1.0 at all times up to and including October 31, 1996, of not more than
         2.25 to 1.0 at all times from November 1, 1996 up to and including June 30, 1997, and of not more than 1.75 to 1.0 at all times thereafter during the Term hereof;

7. In consideration of the amendments set forth herein, Borrowers jointly and severally agree to pay to Bank on the date hereof a fee in the amount of Two Thousand Five Hundred Dollars ($2,500.00).

8. Borrowers hereby represent and warrant to Bank that:

         (a) The execution, delivery and performance by Borrowers of this Amendment to Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note are within the corporate powers of Borrowers, have been duly authorized by all necessary corporate action and require no action by or in respect of, or filing with, any governmental or regulatory body, agency or official. The execution, delivery and performance by Borrowers of this Amendment to Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, and neither of the Borrowers is now in default under or in violation of, the terms of the Articles of Incorporation or Bylaws of such Borrower, any applicable law, any rule, regulation, order, writ, judgment or decree of any court or governmental or regulatory agency or instrumentality, or any agreement or instrument to which either of the Borrowers is a party or by which either of them is bound or to which either of them is subject;

         (b) This Amendment to Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note have been duly executed and delivered and constitute the legal, valid and binding obligations of Borrowers enforceable in accordance with their terms; and

         (c) As of the date hereof, all of the covenants, representations and warranties of Borrowers set forth in the Loan Agreement are true and correct and no "Event of Default" (as defined therein) under or within the meaning of the Loan Agreement has occurred and is continuing.

9. All references in the Loan Agreement to "this Loan Agreement" and any other references of similar import shall henceforth mean the Loan Agreement as amended by this Amendment to Amended and Restated Revolving Credit Agreement.

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10. This Amendment to Amended and Restated  Revolving  Credit  Agreement and the
amended and restated Revolving Credit Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Borrowers may not assign, transfer or delegate any of its rights or obligations hereunder.

11. This Amendment to Amended and Restated Revolving Credit Agreement shall be governed by and construed in accordance with the internal laws of the State of Missouri.

12. In the event of any inconsistency or conflict between this Amendment to Amended and Restated Revolving Credit Agreement and the Loan Agreement, the terms, provisions and conditions of this Amendment to Amended and Restated Revolving Credit Agreement shall govern and control.

13. The Loan Agreement, as hereby amended and modified, and the amended and restated Revolving Credit Note, as hereby amended and restated, are and shall remain the binding obligations of Borrowers and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby specifically varied or amended, and the same are hereby ratified and confirmed. If any installment of principal or interest on the amended and restated Revolving Credit Note shall not be paid when due as provided in the amended and restated Revolving Credit Note, the holder of the amended and restated Revolving Credit Note shall be entitled to and may exercise all rights and remedies under the amended and restated Revolving Credit Note and the Loan Agreement, as amended.

14. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT BORROWERS AND BANK FROM ANY MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED BY BORROWERS AND BANK COVERING SUCH MATTERS ARE CONTAINED IN THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, WHICH CONSTITUTES A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENTS BETWEEN BORROWERS AND BANK EXCEPT AS BORROWERS AND BANK MAY LATER AGREE IN WRITING TO MODIFY. THE LOAN AGREEMENT, AS AMENDED BY THIS AGREEMENT, EMBODIES THE ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES HERETO AND SUPERSEDES ALL PRIOR AGREEMENTS AND UNDERSTANDINGS (ORAL OR WRITTEN) RELATING TO THE SUBJECT MATTER HEREOF.


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IN WITNESS  WHEREOF,  the parties hereto have executed this instrument as of the date first written above on this 31st day of May, 1996.


                                                 PM RESOURCES, INC.



                                                 By:    /s/ GEORGE W. DAIGNAULT
                                                        George W. Daignault,
                                                    Vice President and Treasurer

                                                 ZEMA CORPORATION



                                                 By:    /s/ HAL K. BOWMAN
                                                        Hal K. Bowman, President


                                                 FIRST BANK



                                                 By:    /s/ BRENDA J. LAUX
                                                        Brenda J. Laux,
                                                        Vice President

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



                       CONSENT TO AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT


The undersigned hereby consents to the terms of the foregoing Amendment to Amended and Restated Revolving Credit Agreement and the amended and restated Revolving Credit Note referenced therein, and acknowledges that the execution and delivery by PM Resources, Inc. of said Amendment and said Note will not affect or impair the undersigned's obligations to and agreements with Bank under
(i) that certain Guaranty dated July 14, 1995 made by the undersigned in favor of Bank, (ii) that certain Agreement of Pledge (Third Party) dated July 14, 1995 made by the undersigned in favor of Bank, or (iii) that certain Subordination Agreement dated July 14, 1995 made by the undersigned in favor of Bank, which obligations and agreements are hereby ratified and confirmed. The undesigned further acknowledges and agrees that all references in the Guaranty, the Agreement of Pledge (Third Party) and in the Subordination Agreement to the "Amended and Restated Revolving Credit Agreement" and other references of similar import shall henceforth mean the Amended and Restated Revolving Credit Agreement as amended by the foregoing Amendment to Amended and Restated Revolving Credit Agreement, as the same may from time to time be further amended, and all references in the Guaranty, the Agreement of Pledge (Third Party) and in the Subordination Agreement to the "Note," the "Revolving Credit Note" and other references of similar import shall henceforth mean the Revolving Credit Note as amended and restated, and as the same may from time to time be further amended.

Dated:  as of May 31, 1996.

                                            AGRI-NUTRITION GROUP LIMITED



                                         By:    /s/ GEORGE W. DAIGNAULT
                                          George W. Daignault, Vice President,
                                          Chief Financial Officer and Secretary



























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                                    EXHIBIT C

                              Revolving Credit Note


$6,900,000.00                                          St. Louis, Missouri
                                                       May 31, 1996


FOR VALUE RECEIVED, on December 31, 1997 (or such subsequent anniversary thereof as determined pursuant to Section 3.9 of the Loan Agreement (hereinafter identified)), the undersigned, PM RESOURCES, INC., a Missouri corporation, and ZEMA CORPORATION, a Delaware corporation (collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation ("Bank"), the principal sum of Six Million Nine Hundred Thousand Dollars ($6,900,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding under Facility A hereunder at any one time shall not exceed the lesser of (i) One Million Six Hundred Thousand Dollars ($1,600,000.00), or (ii) the "Borrowing Base" (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified. The aggregate principal amount which Bank shall be committed to have outstanding under Facility B hereunder at any one time shall not exceed the lesser of (i) Five Million Three Hundred Thousand Dollars ($5,300,000.00) as reduced from time to time pursuant to Section 3.1(b) of the Loan Agreement hereinafter identified, which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.

Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement or otherwise selected by either of the Borrowers as set forth in the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable (a) monthly on the fifteenth (15th) day of the month following the month in which such interest accrued, commencing with the fifteenth (15th) day of the month following the month in which any such disbursement was made, and on the fifteenth (15th) day of each month thereafter, (b) if such disbursement is a Treasury Rate Loan, such accrued interest shall also be payable on the last day of the Interest Period with respect thereto, and (c) at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Four and One-Eighth Percent (4.125%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.

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All  payments  of  principal  and  interest  hereunder  shall be made in  lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 1281 Graham Road, Florissant, Missouri 63031, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.

Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank's books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.

This Note is the Note referred to in that certain Amended and Restated Revolving Credit Agreement dated July 14, 1995 made by and between Borrowers and Bank (as the same may from time to time be amended, the "Loan Agreement"), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.

This Note is secured by that certain Security Agreement dated as of July 14, 1995 and executed by PM Resources, Inc. in favor of Bank and by that certain Security Agreement dated as of July 14, 1995 executed by Zema Corporation in favor of Bank (as the same may from time to time be amended, the "Security Agreements, to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine
D. Knocke, as trustee for Bank (as the same may from time to time be amended, the "Deed of Trust"), to which Deed of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.

This Note is also secured by that certain Agreement of Pledge (Third Party) dated July 14, 1995 and executed by Agri-Nutrition Group Limited in favor of Bank (as the same may from time to time be amended, the "Pledge Agreement"), to which Pledge Agreement reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this
Note is further secured.

If either of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an "Event of Default" (as defined therein) shall occur under or within the meaning of the Loan Agreement, either of the Security Agreements, the Deed of Trust or the Pledge Agreement, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.


                                                       - 8 -

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In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of either of the Security Agreements, the Deed of Trust or the Pledge Agreement securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys' fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.


                               PM RESOURCES, INC.



                           By:    /s/ GEORGE W. DAIGNAULT
                                    George W. Daignault,
                                 Vice President and Treasurer


                                ZEMA CORPORATION



                            By:    /s/ HAL K. BOWMAN
                                 Hal K. Bowman, President

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